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                                                                     EXHIBIT 3.2
                                                                     -----------



                                STATE OF DELAWARE
                       CERTIFICATE OF LIMITED PARTNERSHIP

                                       OF

                     LEASE EQUITY APPRECIATION FUND II, L.P.


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                                                                     Exhibit 3.2

                                    Delaware
                               ------------------ Page 1
                                The First State




     I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO

HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF

LIMITED PARTNERSHIP OF "LEASE EQUITY APPRECIATION FUND II, L.P.", FILED IN THIS

OFFICE ON THE THIRTEENTH DAY OF MARCH, A.D. 2004, AT 11 O'CLOCK A.M.














                                       /s/ Harriet Smith Windsor
                                       -----------------------------------------
                                       Harriet Smith Windsor, Secretary of State

3783813  8100                          AUTHENTICATION: 3036814

040233478                                        DATE: 04-06-04


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                                                        State of Delaware
                                                        Secretary of State
                                                     Division of Corporations
                                                  Delivered 11:00 AM 03/30/2004
                                                    FILED 11:00 AM 03/30/2004
                                                   SRV 040233478 - 3783813 FILE

                               STATE OF DELAWARE
                       CERTIFICATE OF LIMITED PARTNERSHIP

o  The Undersigned, desiring to form a limited partnership pursuant to the

   Delaware Revised Uniform Limited Partnership Act, 6 Delaware Code, Chapter

   17, do hereby certify as follows:

o  First: The name of the limited partnership is

                     LEASE EQUITY APPRECIATION FUND II, L.P.

o  Second: The address of its registered office in the State of Delaware is

                   110 S. POPLAR STREET, SUITE 101   in the city of

                   WILMINGTON, DE 19801

   The name of the Registered Agent at such address is ANDREW M. LUBIN

o  Third: The name and mailing address of each general partner is as follows:

                   LEAF ASSET MANAGEMENT, INC.

                   GENERAL PARTNER

                   1845 WALNUT STREET, 10TH FLOOR

                   PHILADELPHIA, PA 19103

o In Witness Whereof, the undersigned has executed this Certificate of Limited

  Partnership of Lease Equity Appreciation Fund II, L.P. as of March 29, 2004.

                                    Partnership Name
                                    By: LEAF ASSET MANAGEMENT, INC.
                                        GENERAL PARTNER

                                        /s/ Miles Herman
                                    -------------------------------------------
                                    Miles Herman, President and Chief Executive
                                    Officer